Exhbit 10.9.9

AMENDMENT NO. 5 TO CREDIT AGREEMENT

THIS AMENDING AGREEMENT is made as of the  8th day of May, 2009,

B E T W E E N:

JPMORGAN CHASE BANK, N.A.

(hereinafter referred to as the "Agent")

- and -

THOSE BANKS WHOSE NAMES APPEAR ON THE SIGNATURE PAGES HERETO

(hereinafter collectively referred to as the "Lenders")

- and -

VITRAN CORPORATION INC., VITRAN EXPRESS CANADA INC. AND VITRAN CORPORATION

(hereinafter collectively referred to as the "Borrowers")

- and -

THE GUARANTORS WHOSE NAMES APPEAR ON THE SIGNATURE PAGES HERETO

(hereinafter collectively referred to as the "Guarantors")

WHEREAS the Agent, the Lenders and the Borrowers entered into a Credit Agreement dated as of July 31, 2007 (the "Original Credit Agreement");

AND WHEREAS the Agent, the Lenders, the Borrowers and the Guarantors entered into Amendment No. 1 to Credit Agreement dated as of January 21, 2008 (the "First Amendment");

AND WHEREAS the Agent, the Lenders, the Borrowers and the Guarantors entered into Amendment No. 2 to Credit Agreement dated as of April 10, 2008 (the "Second Amendment");

AND WHEREAS the Agent, the Lenders, the Borrowers and the Guarantors entered into Amendment No. 3 to Credit Agreement dated as of December 30, 2008 (the "Third Amendment");

AND WHEREAS the Agent, the Lenders, the Borrowers and the Guarantors entered into Amendment No. 4 to Credit Agreement dated as of March 6, 2009 (the "Fourth Amendment") (the Original Credit Agreement as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment is hereinafter referred to as the "Credit Agreement");

AND WHEREAS the Borrowers have requested certain amendments to the Credit Agreement, and the Agent and the Lenders have agreed to grant such amendments, subject to the terms and conditions set out in this Agreement;

NOW THEREFORE in consideration of the premises and the agreements herein set out and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
INTERPRETATION

1.1	Definitions.

Unless otherwise defined herein, capitalized terms used in this amendment agreement (this "Agreement"), including in the recitals hereto, shall have the meanings ascribed to such terms in the Credit Agreement.

1.2	References to Credit Agreement.

Upon execution of this Agreement, the Credit Agreement shall be deemed to have been amended as of the Amendment Effective Date (as that term is defined in Article IV hereof).  The terms "hereof", "herein", "this agreement" and similar terms used in the Credit Agreement, shall mean and refer to, from and after the Amendment Effective Date, the Credit Agreement as amended by this Agreement.

1.3	Continued Effectiveness.

Nothing contained in this Agreement shall be deemed to be a waiver by the Agent or the Lenders of compliance by the Borrowers and Guarantors of any covenant or agreement contained in, or a waiver of any Default or Event of Default under, the Credit Agreement or applicable Guarantee and each of the parties hereto agree that the Credit Agreement as amended by this Agreement shall remain in full force and effect.

1.4	Benefit of the Agreement.

This Agreement shall enure to the benefit of and be binding upon the Borrowers, the Guarantors, the Agent and the Lenders and their respective successors and permitted assigns.

1.5	Invalidity of any Provisions.

Any provision of this Agreement which is prohibited by the laws of any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition in such jurisdiction without invalidating the remaining terms and provisions hereof and no such invalidity shall affect the obligation of the Borrower to pay the Secured Obligations in full.

1.6	Captions and Heading.

The inclusion of headings preceding the text of the sections of this Agreement and the headings following each Article in this Agreement are intended for convenience of reference only and shall not affect in any way the construction or interpretation thereof.

ARTICLE II
AMENDMENTS AND CONSENTS

2.1	Amendments.

Subject to satisfaction of the conditions precedent set forth in Article IV of this Agreement, the Credit Agreement is hereby amended as follows:

(a)	Section 1.1 of the Credit Agreement is hereby amended by inserting the following definitions in proper alphabetical sequence:

(i)	"EDC Guarantee" means an Export Development Canada financial security guarantee in respect of one or more Letters of Credit, in form and substance satisfactory to the Agent;

(ii)	"EDC Guaranteed L/C" means a Letter of Credit, the payment of which is guaranteed by an EDC Guarantee;

(iii)	"Excluded Subsidiaries" means Vitran Hungary Zrt., Vitran Spain Holdings S.L. and Vitran Delaware LLC and "Excluded Subsidiary" means any one of them;

(b)
The definition of "Funded Debt" in Section 1.1. of the Credit Agreement is hereby amended by inserting the sentence "For purposes of calculating the financial covenants in Sections 11.1(b), (c), (e) and (f) only, EDC Guaranteed L/Cs shall be excluded from the calculation of Funded Debt of the applicable Borrower." at the end of such definition.

(c)
Section 10.1(h) of the Credit Agreement is hereby amended by replacing the phrase "T.W. Express, Inc., 2022219 Ontario Inc., Vitran Hungary Zrt., Vitran Spain Holdings S.L." with the words "the Excluded Subsidiaries".

(d)	Section 11.1(r) of the Credit Agreement is hereby amended by inserting the phrase "(other than Excluded Subsidiaries)" after the words "after the date hereof" on the second line thereof.

(e)	Section 11.2(e) of the Credit Agreement is hereby amended by replacing the words "Vitran Hungary Zrt. or Vitran Spain Holding S.L. (Spain)" with the words "any Excluded Subsidiary".

(f)
Section 14.21(b) of the Credit Agreement is hereby amended by (A) deleting the word "and" at the end of subparagraph (iii), (B) by renumbering subparagraph (iv) to be subparagraph (v), and (C) by inserting the following provision as a new subparagraph (iv):

"(iv)
fourthly, to the payment to Export Development Canada in respect of any payments made by it under any EDC Guarantee and any costs and expenses incurred by or on behalf of Export Development Canada in respect thereof; and".

(g)
Section 14.23(b) of the Credit Agreement is hereby amended by inserting the sentence "Notwithstanding the foregoing two sentences, in the event Export Development Canada makes a payment under any EDC Guarantee (such payments are hereinafter referred to as the "EDC Obligations"), (i) until such time as the EDC Obligations have been fully satisfied, the Security shall not terminate and the Agent shall not execute any discharges or releases in connection therewith, and (ii) each of the Borrowers (A) acknowledges that, at the request of Export Development Canada, the Agent shall assign to Export Development Canada the Agent's right, title and interest in and to the Security, and (B) hereby consents to such assignment." at the end of such Section.

(h)	Schedule A to the Credit Agreement is hereby deleted in its entirety and replaced with Schedule A attached hereto.

2.2	Consent.

Each of the Borrowers and the Lenders hereby consents to (a) the terms of the Export Development Canada financial security guarantee reference no. FSG-05-040486E-000 and financial security guarantee reference no. FSG-05-040487E-000 (collectively, the "Current EDC Guarantees") together with each other EDC Guarantee in substantially similar form to the Current EDC Guarantees, (b) the Agent accepting Export Development Canada's offers with respect thereto, and (c) the Agent providing Export Development Canada with notice of any amendments made to the Credit Agreement (which notice is required pursuant to the terms of a Current EDC Guarantee).

ARTICLE III
REPRESENTATIONS AND WARRANTIES

3.1	Representations and Warranties.

Each of the Borrowers and the Guarantors hereby represents and warrants to the Agent and each Lender as follows (which representations and warranties shall survive the execution and delivery of this Agreement, acknowledging that the Agent and the Lenders are relying thereon without independent inquiry in entering into this Agreement):

(a)
Status and Power.  Each Company is a corporation duly incorporated or amalgamated and organized and validly existing under the laws of its jurisdiction of incorporation or amalgamation.  Each Company is duly qualified, registered or licensed in all jurisdictions where such qualification, registration or licensing is required for such Company to carry on its business, except where failure to do so could not reasonably be expected to have a Material Adverse Effect.  Each Company has all requisite capacity, power and authority to own, hold under licence or lease its properties, to carry on its business and to otherwise enter into, and carry out the transactions contemplated by, the Loan Documents to which it is a party.  None of the Obligors is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

(b)
Authorization and Enforcement of Loan Documents.  All necessary action, corporate or otherwise, has been taken to authorize the execution, delivery and performance by each Obligor of this Agreement.  Each Obligor has duly executed and delivered this Agreement.  This Agreement constitutes a legal, valid and binding obligation of each Obligor, enforceable against each Obligor by the Agent and the Lenders in accordance with its terms, except to the extent that the enforceability thereof may be limited by (i) applicable bankruptcy, insolvency, moratorium, reorganization and other laws of general application limiting the enforcement of creditors' rights generally and (ii) the fact that the courts may deny the granting or enforcement of equitable rights.

(c)
Compliance with Other Instruments.  The execution, delivery and performance by each Obligor of this Agreement, and the consummation of the transactions contemplated herein, do not and will not conflict with, result in any breach or violation of, or constitute a default under the terms, conditions or provisions of the articles of incorporation (or amalgamation, as applicable) or by-laws of the Obligors, any Applicable Law or any agreement, lease, licence, permit or other instrument to which any  Obligor is a party or is otherwise bound or by which any Obligor benefits or to which its property is subject and do not require the consent or approval of any Official Body or any other Person except as has been obtained.  Each Obligor has complied with all Applicable Law in respect of this Agreement and the transactions contemplated herein.

(d)
Compliance with Laws.  None of the Companies are in violation of any agreement, employee benefit plan, pension plan, mortgage, franchise, licence, judgment, decree, order, statute, rule or regulation relating in any way to itself, to the operation of its business or to its property or assets and which could reasonably be expected to have a Material Adverse Effect.

(e)	Default. No Default or Event of Default under the Credit Agreement has occurred or is continuing.

ARTICLE IV
CONDITIONS PRECEDENT

4.1	Conditions Precedent.

This Agreement shall not become effective until the Agent and the Lenders shall have received the following each dated on or before the date hereof and all in form and substance satisfactory to the Agent and the Lenders (the date on which such conditions precedent are satisfied is hereinafter referred to as the "Amendment Effective Date"):

(a)	this Agreement shall have been duly executed and delivered to the Agent and each of the Lenders on behalf of the Borrowers and the Guarantors;

(b)	receipt by each Lender who has executed this Agreement of a work fee in the amount of U.S.$20,000; and

(c)	the Agent shall have received all such other certificates, documents, opinions, and information that it reasonably requests.

ARTICLE V
CONSENT AND CONFIRMATION

5.1	Guarantors Consent

Each of the Guarantors hereby consents to the amendments to the Credit Agreement provided for in this Agreement and hereby confirms that its respective Guarantee remains in full force and effect with respect to the Secured Obligations under the Credit Agreement as amended by this Agreement.

ARTICLE VI
MISCELLANEOUS

6.1	Further Assurances.

Each of the parties hereto agrees to execute and deliver or cause to be executed and delivered all such instruments and to take all such action as the other party may reasonably request, and at the expense of such other party in order to more fully effectuate and accomplish the intent and purposes of and to carry out the terms of this Agreement.

6.2	Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

6.3	Consent to Jurisdiction.

Each of the Borrowers and the Guarantors hereby irrevocably submit to the non-exclusive jurisdiction of the courts of the Province of Ontario in respect of any action, suit or proceeding arising out of or relating to this Agreement and hereby irrevocably agrees that all claims in respect of any such action, suit or proceeding may be heard and determined in any such Ontario court.  Each of the Borrowers and the Guarantors hereby irrevocably waive, to the fullest extent they may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.  Each of the Borrowers and the Guarantors agree that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in another jurisdiction by suit on the judgment or in any other manner provided by law. Nothing in this Section 6.3 shall affect the right of the Agent (on behalf of the Lenders) to bring any suit, action or proceeding against the Borrowers and the Guarantors (or any one or more of them) or their respective assets in the courts of any other jurisdiction.

6.4	Time of the Essence.

Time shall be of the essence in this Agreement in all respects.

6.5	Counterparts.

This Agreement may be executed and delivered in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Counterparts may be executed and delivered in original, facsimile or portable document format (pdf) form to the other parties hereto and the parties hereto agree to accept any such executed counterparts as original signed versions of this Agreement.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF the parties have executed this Agreement on the date first set out above.

VITRAN CORPORATION INC. By: /s/ Richard E. Gaetz Name: Richard E. Gaetz Title: President and Chief Executive Officer	VITRAN EXPRESS CANADA INC. By: /s/ Richard E. Gaetz Name: Richard E. Gaetz Title: Chief Executive Officer
VITRAN CORPORATION By: /s/ Richard E. Gaetz Name: Richard E. Gaetz Title: Chief Executive Officer	JPMORGAN CHASE BANK, N.A., as Agent By: /s/ Jeffrey Coleman Name: Jeffrey Coleman Title: Vice President
JPMORGAN CHASE BANK, N.A., Toronto Branch, as Canadian Lender By: /s/ Jeffrey Coleman Name: Jeffrey Coleman Title: Vice President	JPMORGAN CHASE BANK, N.A. as U.S. Lender By: /s/ Jeffrey Coleman Name: Jeffrey Coleman Title: Vice President
FIFTH THIRD BANK, as U.S. Lender By: /s/ William Krummen Name: William J. Krummen Title: Vice President	FIFTH THIRD BANK, Canadian Branch, as Canadian Lender By: /s/ Steve Pepper Name: Steve Pepper Title: Vice President
WELLS FARGO BANK, N.A. as U.S. Lender By: /s/ Joseph Bianchin Name: Joseph Bianchin III Title: Vice President	WELLS FARGO FINANCIAL CORPORATION CANADA, as Canadian Lender By: /s/ Paul Young Name: Paul D. Young Title: Vice President

NATIONAL CITY BANK, as U.S. Lender By: /s/ Susan Dimmick Name: Susan Dimmick Title: Senior Vice President	NATIONAL CITY BANK, Canada Branch, as Canadian Lender By: /s/ Bill Hines Name: Bill Hines Title: Senior Vice President and Principal Officer
BANK OF MONTREAL Chicago Branch as U.S. Lender By: /s/ Joseph Linder Name: Joseph W. Linder Title: Vice President	BANK OF MONTREAL, as Canadian Lender By: /s/ Peter Chauvin Name: Peter Chauvin Title: Vice President
BANK OF AMERICA, N.A. as U.S. Lender By: /s/ Michael Makaitis Name: Michael Makaitis Title: Vice President	BANK OF AMERICA, N.A. Canada Branch, as Canadian Lender By: /s/ Medina Sales de Antrade Name: Medina Sales de Andrade Title: Vice President
NATIONAL BANK OF CANADA, New York Branch, as U.S. Lender By: /s/ Vincent Lima Name: Vincent Lima Title: Vice President By: /s/ Peter Fiorillo Name: Peter Fiorillo Title: Assistant Vice President	NATIONAL BANK OF CANADA, as Canadian Lender By: /s/ D. William Kennedy Name: D. William Kennedy Title: Vice President By: /s/ Michael Waiser Name: Michael Waiser Title: Manager
LAURENTIAN BANK OF CANADA, as Canadian Lender By: /s/ Raj Butani Name: Raj Butani Title: Senior Manager

VITRAN LOGISTICS LIMITED By: /s/ Richard E. Gaetz Name: Richard E. Gaetz Title: Authorized Signatory	EXPÉDITEUR T.W. LTÉE By: /s/ Richard E. Gaetz Name: Richard E. Gaetz Title: Authorized Signatory
1124708 ONTARIO INC. By: /s/ Richard E. Gaetz Name: Richard E. Gaetz Title: Authorized Signatory	1124709 ONTARIO INC. By: /s/ Richard E. Gaetz Name: Richard E. Gaetz Title: Authorized Signatory
CAN-AM LOGISTICS INC. By: /s/ Richard E. Gaetz Name: Richard E. Gaetz Title: Authorized Signatory	1098304 ONTARIO INC. By: /s/ Richard E. Gaetz Name: Richard E. Gaetz Title: Authorized Signatory
ROUT-WAY EXPRESS LINES LTD./LES SERVICES ROUTIERS EXPRESS ROUT LTÉE By: /s/ Richard E. Gaetz Name: Richard E. Gaetz Title: Authorized Signatory	DONEY HOLDINGS INC. By: /s/ Richard E. Gaetz Name: Richard E. Gaetz Title: Authorized Signatory
VITRAN ENVIRONMENTAL SYSTEMS INC. By: /s/ Richard E. Gaetz Name: Richard E. Gaetz Title: Authorized Signatory	SOUTHERN EXPRESS LINE OF ONTARIO LIMITED By: /s/ Richard E. Gaetz Name: Richard E. Gaetz Title: Authorized Signatory

0772703 B.C. LTD. By: /s/ Richard E. Gaetz Name: Richard E. Gaetz Title: Authorized Signatory	1277050 ALBERTA INC. By: /s/ Richard E. Gaetz Name: Richard E. Gaetz Title: Authorized Signatory
VITRAN EXPRESS, INC. By: /s/ Richard E. Gaetz Name: Richard E. Gaetz Title: Authorized Signatory	VITRAN EXPRESS WEST INC. By: /s/ Richard E. Gaetz Name: Richard E. Gaetz Title: Authorized Signatory
KANSAS MOTOR FREIGHT CORP. By: /s/ Richard E. Gaetz Name: Richard E. Gaetz Title: Authorized Signatory	R.A. CHRISTOPHER, INC. By: /s/ Richard E. Gaetz Name: Richard E. Gaetz Title: Authorized Signatory
VITRAN LOGISTICS, INC. By: /s/ Richard E. Gaetz Name: Richard E. Gaetz Title: Authorized Signatory	FRONTIER TRANSPORT CORPORATION By: /s/ Richard E. Gaetz Name: Richard E. Gaetz Title: Authorized Signatory
PJAX, INC. By: /s/ Richard E. Gaetz Name: Richard E. Gaetz Title: Authorized Signatory	VITRAN LOGISTICS CORP. By: /s/ Richard E. Gaetz Name: Richard E. Gaetz Title: Authorized Signatory
LAS VEGAS/L.A. EXPRESS, INC. By: /s/ Richard E. Gaetz Name: Richard E. Gaetz Title: Authorized Signatory

SCHEDULE A

PRICING GRID

APPLICABLE MARGIN

Pricing Level	Debt to EBITDA Ratio	Acceptance Fee LIBOR Loan Letters of Credit (other than EDC Guaranteed L/Cs)* (bp)	Prime Rate Loan Base Rate Canada Loan Base Rate New York Loan (bp)	Standby Fee (bp)	EDC Guaranteed L/Cs* (bp)
Level I	<3. 00x	250.0	150.0	50.0	62.5
Level II	>3.00 and < 3.50x	300.0	200.0	50.0	62.5
Level III	>3.50 and < 4.00x	350.0	250.0	50.0	62.5
Level IV	>4.00 and < 4.50x	400.00	300.0	50.0	62.5
Level V	>4.50x	450.0	350.0	50.0	62.5

*Letters of  Credit will be subject to a fronting fee of 12.5 bps